UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2026
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)
(952) 368-4300
(Registrant’s telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	LFCR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD.

On July 2, 2026, Lifecore Biomedical, Inc. (the “Company”) announced that, between June 29 and June 30, 2026, the Company received notices of redemption from holders of approximately 49,263 shares of the Company’s Series A Redeemable Convertible Preferred Stock (the “Series A Preferred Stock”), representing all of the outstanding shares of the Series A Preferred Stock.
Consistent with the existing rights of the Series A Preferred Stock, and as previously disclosed, the holders of the Series A Preferred Stock were able to request that the Company redeem their shares of Series A Preferred Stock commencing on June 29, 2026. Pursuant to the terms of the Certificate of Designations governing the Series A Preferred Stock, the redemption price per share of Series A Preferred Stock is $1,000 per share, plus accrued and unpaid dividends on such shares through the date of redemption. As of June 30, 2026, the Series A Preferred Stock had accrued and unpaid dividends of $0.9 million and a total liquidation value of approximately $50.2 million. The Company must pay the redemption amounts 180 days after holders provide notice to the Company (or, if such date is not a business day, the following business day after such date, such date being Monday, December 28, 2026 for all notices that were received by the Company). If the Company does not redeem all of the Series A Preferred Stock submitted for redemption on December 28, 2026, the Company would be subject to interest on the unpaid balance at the rate of 1% per month. Also as previously disclosed, prior to the payment of the redemption amounts, the Company will need to obtain consent from its lenders under Company’s credit agreements, which otherwise prohibit such payments.
The Company has previously begun and continues to evaluate a range of strategic alternatives to facilitate the redemptions, including use of cash on hand, potential debt or equity financing transactions, and/or other possible strategic transactions, and to seek the requisite consents from the Company’s lenders. The Company intends to seek alternatives that it believes will improve its capital structure for what it expects to be its next phase of growth, and the Company’s Board of Directors remains committed to maximizing value for the Company’s stockholders, while remaining committed to serving the Company’s customers, supporting the Company’s employees and growing the business.
The total amount required to redeem such Series A Preferred Stock on December 28, 2026 would be approximately $52.1 million. As of March 31, 2026, the Company had $38.1 million in total liquidity, including $20.8 million in cash and cash equivalents and $17.3 million in availability under the Company’s revolving credit facility.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any offer or sale of any securities in any state or other jurisdiction in which or to any person to whom such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Important Cautions Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, “expect”, “project”, “aim,” “designed to,” “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. In addition, all statements regarding our future financial and operating performance and strategy, including our intentions and ability to redeem the Series A Preferred Stock, our ability to obtain consents from our lenders to facilitate the redemption, and our strategic intentions, are forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors as, among others, the timing and amount of future expenses, revenue, net income (loss), Adjusted EBITDA, cash flow and capital requirements, and timing and availability of and the need for additional financing; our ability to maintain or expand our relationships with our current customers, including the impact of changes in consumer demand for the products we manufacture for our customers; our ability to grow and diversify our business with new customers, including the potential loss of development customers if they do not receive required funding or regulatory approvals or for other reasons; our ability to comply with covenants under our credit agreements and to pay required interest and principal payments when due and our ability to obtain any consents thereunder to effectuate our strategic intentions; our ability to fund redemptions of shares of the outstanding Series A Convertible Preferred Stock requested by holders in accordance with their terms; our ability to raise additional capital for ongoing needs, including through equity financing, debt financing, collaborations, strategic alliances or licensing arrangements, or other strategic transactions; the impact of macroeconomic events or circumstances on our operations and financial performance, including inflation, tariffs, interest rates, social unrest and global instability; the performance of our third-party suppliers; pharmaceutical industry market forces that may impact our customers’ success and continued demand for the products we produce for those customers; our ability to recruit or retain key scientific, technical, business development, and management personnel and our executive officers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including current Good Manufacturing Practice, or cGMP; the outcome and cost of existing and any new litigation or regulatory proceedings; and other risk factors set forth from time to time in the company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-KT for the transition period ended December 31, 2025 (the “December 2025 10-KT”). For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the SEC, including the risk factors contained in the December 2025 10-KT. Forward-looking statements represent management’s current expectations as of the date hereof and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2026

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer